Exhibit 10.2

SECURED GUARANTY

THIS SECURED GUARANTY (the “Guaranty”) is entered into as of January 7, 2025 by Velo3D US, Inc., a Delaware corporation having an address at 2710 Lakeview Court, Fremont, CA 94538 (“Guarantor”), in favor of and for the benefit of Thieneman Properties, LLC, an Indiana limited liability company, having an address at 15627 Club Estates, Lane, Carmel, IN 46033, as holder of the Secured Promissory Note (as defined below) (together with its successors and assigns in such capacity, “Beneficiary”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Secured Promissory Note (as defined below).

W I T N E S S E T H :

WHEREAS, Velo3D, Inc., a Delaware corporation (the “Company”) has issued that certain Senior Secured Convertible Promissory Note, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Secured Promissory Note”), in favor of the Beneficiary; and

WHEREAS, in connection therewith, Guarantor has agreed to guaranty the Guarantied Obligations.

NOW, THEREFORE, FOR VALUE RECEIVED, IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES AS FOLLOWS:

1. Guaranty. Guarantor irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code entitled “Bankruptcy,” (the “Bankruptcy Code”), 11 U.S.C. § 362(a)). The term “Guarantied Obligations” means all indebtedness of the Company arising solely under the Secured Promissory Note.

Subject to the other provisions of this Section 1, upon the failure of the Company to pay any of the Guarantied Obligations when and as the same shall become due, Guarantor will upon demand pay, or cause to be paid, in cash, to the Beneficiary, an amount equal to the aggregate of the unpaid Guarantied Obligations.

Guarantor, and by its acceptance of this Guaranty, the Beneficiary, hereby confirm that it is the intention of all such persons that this Guaranty and the Guaranteed Obligations hereunder not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Guaranteed Obligations. To effectuate the foregoing intention, the Beneficiary and the Guarantor hereby irrevocably agree that the Guaranteed Obligations under this Guaranty at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations under this Guaranty not constituting a fraudulent transfer or conveyance.

2. Guaranty Absolute; Continuing Guaranty. The obligations of Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectability; (b) Beneficiary may enforce this Guaranty upon the occurrence of an Event of Default under the Secured Promissory Note notwithstanding the existence of any dispute between the Company and the Beneficiary with respect to the existence of such event; (c) the obligations of Guarantor hereunder are independent of the obligations of the Company under the Secured Promissory Note and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against the Company and whether or not the Company is joined in any such action or actions; and (d) Guarantor’s payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge Guarantor’s liability for any portion of the Guarantied Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors and assigns, and Guarantor irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

3. Actions by Beneficiary. The Beneficiary may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of Guarantor’s liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any person with respect to the Guarantied Obligations, (e) enforce and apply any security now or hereafter held by or for the benefit of the Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Beneficiary may have against any such security, pursuant to any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (f) exercise any other rights available to the Beneficiary, or any of them, under the Secured Promissory Note.

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4. Waivers. Guarantor waives, for the benefit of Beneficiary: (a) any right to require the Beneficiary, as a condition of payment or performance by Guarantor, to (i) proceed against the Company, (ii) proceed against or exhaust any security held from the Company, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of the Beneficiary in favor of the Company, or (iv) pursue any other remedy in the power of the Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Company from any cause, other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon the Beneficiary’s errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that the Beneficiary protect, secure, perfect or insure any lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Secured Promissory Note; and (g) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

5. Security.

(a) As security for the payment in full of all of the Guaranteed Obligations, the Guarantor hereby grants to the Beneficiary a security interest in and continuing lien on all of the Guarantor’s right, title and interest in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (the “Collateral”): (a) Accounts, (b) Inventory and (c) all Proceeds and products thereof, in each case to the extent that a security interest therein can be perfected by filing a financing statement under the UCC (as defined below). Unless otherwise defined herein, capitalized terms used in this Section 5 shall have the meanings assigned to them in the Uniform Commercial Code in effect from time to time in the State of New York (the “UCC”).

Notwithstanding the foregoing, the term “Collateral” shall not include any license, contract, agreement or other General Intangible to which the Guarantor is a party as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, or (B) give any other party to such license, contract, agreement or other General Intangible a valid and enforceable right to terminate its obligations or the Guarantor’s rights thereunder; provided that the limitation set forth in clause (A) above shall (x) exist only for so long as such law, rule, regulation, general intangibles, contracts, or other rights arising under any contracts, instruments, or other documents, continue to be effective (and, upon the cessation, termination or expiration of such law, rule, regulation, general intangibles, contracts, or other rights arising under any contracts, instruments, or other documents, or if any such law, rule, regulation, general intangibles, contracts, or other rights arising under any contracts, instruments, or other documents is no longer applicable, the security interest granted herein shall be deemed to have automatically attached to such asset), and (y) not apply with respect to any asset if and to the extent that the security interest in and to such asset granted hereunder is permitted under Sections 9-406, 9-407, 9-408, or 9-409 of the UCC.

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(b) The Guarantor hereby authorizes the Beneficiary at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto without the signature of the Guarantor that indicates the Collateral as being of an equal scope as the grant of the security interest set forth herein. Notwithstanding anything to the contrary contained herein or elsewhere, in no event shall any action be (or required to be) taken to perfect any liens on any Collateral granted herein, other than by filing a UCC financing statement.

(c) Upon (i) the payment in full of all Guaranteed Obligations (other than contingent obligations as to which no claim has been asserted) or (ii) the conversion in full of this Secured Promissory Note in accordance with Section 6 of the Secured Promissory Note, the security interests granted hereby shall automatically terminate. Upon any such termination, the Beneficiary will execute (if applicable) and deliver to the Guarantor such documents as the Guarantor shall reasonably request (including, without limitation, Uniform Commercial Code termination statements) to evidence such termination.

6. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Beneficiary and, in the case of any such amendment or modification, Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

7. Miscellaneous.

The rights, powers and remedies given to Beneficiary by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiary by virtue of any statute or rule of law or in the Secured Promissory Note or any agreement between Guarantor and Beneficiary or between the Company and Beneficiary. Any forbearance or failure to exercise, and any delay by the Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR AND THE BENEFICIARY HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

This Guaranty shall inure to the benefit of Beneficiary and its successors and assigns.

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ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. Guarantor agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Guarantor at its address set forth below its signature hereto, such service being acknowledged by Guarantor to be sufficient for personal jurisdiction in any action against Guarantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Beneficiary to bring proceedings against Guarantor in the courts of any other jurisdiction.

GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, BENEFICIARY EACH AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Guarantor and, by its acceptance of the benefits hereof, Beneficiary each (i) acknowledges that this waiver is a material inducement for Guarantor and Beneficiary to enter into a business relationship, that Guarantor and Beneficiary have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings, and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered as of the date first written above.

VELO3D US, INC.

By:	/s/ Arun Jeldi
Name:	Arun Jeldi
Title:	Chief Financial Officer

ACCEPTED AND AGREED

thieneman properties, llc

By:	/s/ Kenneth D. Thieneman
Name:	Kenneth D. Thieneman
Title:	Managing Member